Equity	12 Months Ended
Jun. 30, 2015
Equity [Abstract]
Equity

(11) EQUITY

Zayo Group was initially formed on May 4, 2007, and is a wholly-owned subsidiary of Holdings. Prior to October 16, 2014, Holdings was a wholly owned subsidiary of CII (See Note 1 – Business). CII was organized on November 6, 2006, and subsequently capitalized on May 7, 2007, with capital contributions from various institutional and founder investors. Cash, property, and service proceeds from the capitalization of CII were contributed to the Company, and the contributions are reflected in the Company’s member’s equity.

During the years ended June 30, 2015, 2014 and 2013, Holdings contributed $385.0 million, $5.6 million and $344.0 million, respectively, in cash to the Company.  During the year ended June 30, 2015 there was a deemed modification to the Company’s stock compensation arrangements with employees and directors.  The modification resulted in a reclassification of previously recorded stock-based compensation liability to member’s interest (see Note 12 – Stock-Based Compensation).

As discussed in Note 3—Acquisitions, CII issued 301,949 preferred units with an estimated fair value of $1.6 million in connection with the Corelink acquisition during the first quarter of Fiscal 2014.

Prior to the spin-off of Onvoy to CII, Holdings was the taxable parent of the Company and Onvoy Voice Services, Inc. (“Onvoy”). Holdings allowed for the sharing of Holdings’ NOL carry forwards between the Company and Onvoy. To the extent that any entity utilized NOLs or other tax assets that were generated or acquired by the other entity, the entities would settle the related-party transfer of deferred tax asset associated with such NOLs and other deferred-tax transfers between the companies via an increase or decrease to the respective entity’s member’s equity. During the years ended June 30, 2014 and 2013, the Company’s member’s equity balance decreased by $6.0 million and $5.3 million, respectively, as a result of transferring net deferred tax assets or liabilities to Onvoy.